UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2006

NATIONWIDE HEALTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150, Newport Beach, California 92660-6429

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 718-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 6, 2006, Registrant filed an initial Current Report on Form 8-K reporting the completions of its acquisition and master leaseback of the real estate holdings of Hearthstone Assisted Living, Inc., a Texas corporation, consisting of a portfolio of 32 assisted living and Alzheimer’s facilities. This report amends Item 9.01 Financial Statements and Exhibits, to include the financial statements of Hearthstone Assisted Living, Inc. required by Item 9.01(a) and Registrant’s pro forma financial information required by Item 9.01(b) and includes a First Amendment to Master Lease and Letter of Credit Agreement and Consent of Guarantor under Item 1.01.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to Master Lease Agreement

In connection with the acquisition and master leaseback of the real estate holdings of Hearthstone Assisted Living, Inc., a Master Lease Agreement (the “Master Lease”) was entered into between Registrant and the other entities listed as “Landlord” on Schedule I thereto (individually and collectively, the “Landlord”) and the entities listed as “Tenant” on Schedule I thereto (individually and collectively, the “Tenant”) for the real properties and improvements legally described on Exhibit A thereto and the personal property associated therewith as described on Exhibit B thereto. On June 29, 2006, Registrant entered into a First Amendment to the Master Lease and Letter of Credit Agreement and Consent of Guarantor (the “Amendment to the Master Lease”), to be retroactively effective as of June 1, 2006, with the entities listed on the signature pages thereto as “Landlord,” the entities listed on the signature page thereto as “Tenant,” and Hearthstone Senior Services, L.P., a Delaware limited partnership. The Amendment to the Master Lease made a technical correction to how minimum rent is calculated and clarified the definition of net working capital.

The foregoing description of the Master Lease Agreement is qualified in its entirety by the terms and conditions of the Master Lease Agreement, which was previously filed as Exhibit 2.3 to Registrant’s Current Report on Form 8-K filed on June 6, 2006. The foregoing description of the Amendment to the Master Lease is qualified in its entirety by the terms and conditions of the Amendment to the Master Lease, which is filed as Exhibit 10.1 hereto, and is incorporated by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Hearthstone Assisted Living, Inc.’s combined (i) Audited Consolidated Financial Statements for the year ended December 31, 2005; (ii) Notes to the Audited Consolidated Financial Statements for the year ended December 31, 2005; (iii) Unaudited Consolidated Financial Statements for the quarter ended March 31, 2006; and (iv) Notes to the Unaudited Consolidated Financial Statements for the quarter ended March 31, 2006 are filed with this Current Report as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

Registrant’s combined (i) Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2005; (ii) Unaudited Pro Forma Consolidated Statement of Income for the quarter ended March 31, 2006; (iii) Unaudited Pro Forma Balance Sheet as of March 31, 2006; and (iv) Notes to Unaudited Pro Forma Financial Statements are filed with this Current Report as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

10.1	First Amendment to Master Lease and Letter of Credit Agreement and Consent of Guarantor, dated June 29, 2006 by and among Registrant, the entities listed on the signature pages thereto as “Landlord,” the entities listed on the signature pages thereto as “Tenant,” and Hearthstone Senior Services, L.P.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Hearthstone Assisted Living, Inc.

99.1	Hearthstone Assisted Living, Inc.’s combined (i) Audited Consolidated Financial Statements for the year ended December 31, 2005; (ii) Notes to the Audited Consolidated Financial Statements for the year ended December 31, 2005; (iii) Unaudited Consolidated Financial Statements for the quarter ended March 31, 2006; and (iv) Notes to the Unaudited Consolidated Financial Statements for the quarter ended March 31, 2006.

99.2	Registrant’s combined (i) Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2005; (ii) Unaudited Pro Forma Consolidated Statement of Income for the quarter ended March 31, 2006; (iii) Unaudited Pro Forma Balance Sheet as of March 31, 2006; and (iv) Notes to Unaudited Pro Forma Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.

Date: June 30, 2006	By:	/s/ ABDO H. KHOURY
Name: Abdo H. Khoury Title: Senior Vice President and Chief Financial and Portfolio Officer